UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2022

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On January 5, 2022, Nine Energy Service, Inc. (the “Company”) received written notification (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under Section 802.01B of the NYSE Listed Company Manual (the “Manual”) because the average global market capitalization of the Company was less than $50,000,000 over a consecutive 30 trading-day period that ended on January 3, 2022 and, at the same time, the Company’s last reported stockholders’ equity was less than $50,000,000.

In accordance with Section 802.02 of the Manual, the Company has ten business days from receipt of the Notice to confirm to the NYSE receipt of the Notice and the Company’s intent to cure the deficiencies. Under NYSE procedures, the Company has 45 days from its receipt of the Notice to submit a plan to the NYSE demonstrating how it intends to regain compliance with the NYSE’s continued listing standards within 18 months. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe.

Under NYSE rules, the Company’s common stock, par value $0.01 per share (the “Common Stock”), will continue to be listed on the NYSE during this 18-month cure period, subject to the Company’s compliance with other continued listing requirements. The Common Stock’s trading symbol “NINE” will be assigned a “.BC” indicator by the NYSE to signify that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01B of the Manual during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

If the Common Stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Common Stock; (ii) reducing the number of investors willing to hold or acquire the Common Stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. Forward-looking statements also include statements that refer to or are based on projections, uncertain events or assumptions. The forward-looking statements included herein, such as those regarding the Company’s plan to regain compliance with NYSE listing standards, are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, the level of capital spending and well completions by the onshore oil and natural gas industry, which has been and may again be affected by the COVID-19 pandemic and related economic repercussions; the ability of the OPEC+ countries to agree on and comply with supply limitations; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; pricing pressures, reduced sales, or reduced market share as a result of intense competition in the markets for the Company’s dissolvable plug products; the Company’s ability to implement and commercialize new technologies, services and tools; the Company’s ability to grow its completion tool business; the Company’s ability to manage capital expenditures; the Company’s ability to accurately predict customer demand; the loss of, or interruption or delay in operations by, one or more significant customers; the loss of or interruption in operations of one or more key suppliers; the adequacy of the Company’s capital resources and liquidity; the incurrence of significant costs and liabilities resulting from litigation; the loss of, or inability to attract, key personnel, technical personnel and other skilled and qualified workers; the Company’s ability to successfully integrate recently acquired assets and operations and realize anticipated revenues, cost savings or other benefits thereof; and other factors described in the “Risk Factors” and “Business” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 7.01	Regulation FD Disclosure.

On January 7, 2022, the Company issued a press release with respect to the receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Nine Energy Service, Inc. press release dated January 7, 2022.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2022	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore Senior Vice President and General Counsel